UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2025

SmartKem, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42115	85-1083654
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Manchester Technology Center, Hexagon Tower

Delaunays Road, Blackley

Manchester, M9 8GQ U.K.

(Address of principal executive offices, including zip code)

011-44-161-721-1514

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	SMTK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 28, 2025, SmartKem, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment (the “2021 Plan Amendment”) to the Company’s 2021 Equity Incentive Plan (the “2021 Plan”) (i) increasing the number of the shares of common stock, par value $0.0001 per share (“Common Stock”), reserved for issuance thereunder from 843,692 shares to 1,643,692 shares, and (ii) setting the “evergreen” share amount to 4% of the outstanding shares of Common Stock. The Company’s Board of Directors had previously approved the 2021 Plan Amendment, subject to stockholder approval.

The foregoing description of the 2021 Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the 2021 Plan Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 28, 2025, at the Annual Meeting, the Company’s stockholders voted on the three proposals listed below. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 23, 2025. The final results for the votes regarding each proposal are set forth below.

1. The stockholders elected Steven DenBaars as a Class I director of the Company to serve a three-year term expiring at the 2028 annual meeting and until his successor has been duly elected and qualified, or, if sooner, until his death, resignation or removal. The votes were cast with respect to this matter as follows:

Nominee	FOR	WITHHELD	BROKER NON-VOTES
Steven DenBaars	1,296,796	348,663	427,902

2. The proposal to ratify the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2025 was approved by the stockholders based upon the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,724,061	15,170	334,130	N/A

3. The proposal to approve the 2021 Plan Amendment was approved by the stockholders based upon the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,216,649	91,403	337,407	427,902

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Amendment to the 2021 Equity Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SmartKem, Inc.

Dated: May 28, 2025	By:	/s/ Barbra C. Keck
Barbra C. Keck
Chief Financial Officer